UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2024
AFC GAMMA, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
525 Okeechobee Blvd., Suite 1650
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)
561-510-2390
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 9, 2024, AFC Gamma, Inc. (“AFC Gamma” or the “Company”) announced the completion of the previously announced separation and spin-off (the “Spin-Off”) of the Company’s commercial real estate (“CRE”) portfolio into an independent, publicly-traded REIT, Sunrise Realty Trust, Inc. (“SUNS”). The Separation was effected by the transfer of the Company’s CRE portfolio, from the Company to SUNS and the distribution of all of the outstanding shares of SUNS common stock to the Company’s stockholders of record as of the close of business on July 8, 2024 (the “Record Date”). The Company’s stockholders of record as of the Record Date received one share of SUNS common stock for every three shares of the Company’s common stock held as of the Record Date. As a result of the Spin-Off, SUNS is now an independent, publicly company trading under the symbol “SUNS” on the Nasdaq Capital Market.
Separation and Distribution Agreement
On July 8, 2024, SUNS and AFC Gamma entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) which contains provisions that, among other things, relate to (i) assets, liabilities and contracts to be transferred, assumed and assigned to each of SUNS and AFC Gamma as part of the Separation, (ii) cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of SUNS business with SUNS and financial responsibility for the obligations and liabilities of AFC Gamma’s remaining business with AFC Gamma, (iii) procedures with respect to claims subject to indemnification and related matters, including with respect to the release of pre-distribution claims, and (iv) the allocation among SUNS and AFC Gamma of rights and obligations under existing insurance policies.
Under the Separation and Distribution Agreement, SUNS and AFC Gamma each agreed to indemnify the other and each of the other’s current and former directors, officers, and employees, and each of the heirs, executors, administrators, successors, and assigns of any of them, against certain liabilities incurred in connection with the Separation and Distribution and SUNS’ and AFC Gamma’s respective businesses. The amount of either AFC Gamma or SUNS’ indemnification obligations will be reduced by any net insurance proceeds the party being indemnified receives.
Tax Matters Agreement
In connection with the Spin-Off, on July 8, 2024, SUNS and AFC Gamma entered into a tax matters agreement (the “Tax Matters Agreement”), which contains arrangements with respect to certain tax matters and governs the parties’ respective rights, responsibilities, and obligations with respect to taxes for both pre- and post-closing periods, including taxes arising in the ordinary course of business and taxes incurred as a result of the Separation and the Distribution.
Under the Tax Matters Arrangement, SUNS is responsible for (i) any of SUNS’ taxes for all periods prior to and after the Distribution and (ii) any taxes of the AFC Gamma group for periods prior to the Distribution to the extent attributable to the commercial real estate lending business. AFC Gamma generally is responsible for any of the taxes of the AFC Gamma group other than taxes for which SUNS is responsible. AFC Gamma is also responsible for its taxes arising as a result of the Separation and Distribution. Notwithstanding the foregoing, sales, use, transfer, real property transfer, intangible, recordation, registration, documentary, stamp or similar taxes imposed on the Distribution shall be borne fifty percent (50%) by SUNS and fifty percent (50%) by AFC Gamma. SUNS shall be entitled to any refund (and any interest thereon received from the applicable tax authority) of taxes for which SUNS is responsible for under the Tax Matters Agreement and AFC Gamma shall be entitled to any refund (and any interest thereon received from the applicable tax authority) of taxes for which AFC Gamma is responsible for under the Tax Matters Agreement.
Each of AFC Gamma and SUNS will indemnify each other against any taxes allocated to such party under the Tax Matters Agreement and related out-of-pocket costs and expenses.
Item 2.01    Completion of Acquisition or Disposition of Assets.
Pursuant to the Separation and Distribution Agreement, AFC Gamma completed the Spin-Off on July 9, 2024, through the Distribution to all holders of outstanding shares of the Company’s common stock as of the close of business on the Record Date. SUNS is now a standalone publicly-traded company, and on July 9, 2024 trading of the SUNS common stock commenced on The Nasdaq Capital Market (“Nasdaq”).
The description of the Spin-Off set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced by the Company, effective as of the completion of the spin-off, Jodi Hanson Bond and James Fagan resigned from the Company’s Board of Directors and joined the Board of Directors of SUNS. Additionally, Alexander Frank was appointed as a director of SUNS and will remain a director of AFCG. Leonard Tannenbaum was appointed Executive Chairman of SUNS (and will remain Executive Chairman and Chief Investment Officer of the Company), Brandon Hetzel was appointed Chief Financial Officer and Treasurer of SUNS (and will remain the Chief Financial Officer of the Company), Robyn Tannenbaum was appointed President of SUNS (and will remain the President of the Company).
Item 9.01    Financial Statements and Exhibits.
(b)Pro forma financial information
The unaudited pro forma consolidated financial information of the Company giving effect to the Separation and the Distribution, including the unaudited pro forma combined balance sheet as of March 31, 2024 and the unaudited pro forma combined statement of operations for the year ended December 31, 2023 are attached hereto as Exhibit 99.1 and incorporated herein by reference.
(d)Exhibits

Exhibit No.	Description
2.1*	Separation and Distribution Agreement, dated as of July 8, 2024, by and between AFC Gamma, Inc. and Sunrise Realty Trust, Inc.
10.1	Tax Matters Agreement, dated as of July 8, 2024, by and between AFC Gamma, Inc. and Sunrise Realty Trust, Inc.
99.1	Unaudited pro forma consolidated financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Portions of this exhibit omitted pursuant to Item 601(b)(2) and Item 601(b)(10) of Regulation S-K, as applicable. The Company agrees to furnish a supplemental and unredacted copy of any omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC GAMMA, INC.

Date: July 9, 2024	By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer

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